TAXATION	12 Months Ended
Dec. 31, 2020
TAXATION
TAXATION

Group financial statements continued

Notes to the Group accounts continued

5 Taxation

Accounting policy

The charge for current taxation is based on the results for the year as adjusted for items which are non-assessable or non-deductible. It is calculated using tax rates that have been enacted or substantively enacted as at the balance sheet date.

The Group operates in numerous tax jurisdictions around the world. At any given time, the Group typically is involved in tax audits and other disputes and will have other tax returns potentially subject to audit. Significant issues may take several years to resolve. In estimating the probability and amount of any tax charge, management takes into account the views of internal and external advisers and updates the amount of tax provision where considered appropriate. The ultimate tax liability may differ from the amount provided depending on factors including interpretations of tax law and settlement negotiations.

Deferred tax is recognised in respect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes.

Deferred tax is not recognised: for temporary differences related to investments in subsidiaries and associates where the Group is able to control the timing of the reversal of the temporary difference and it is probable that this will not reverse in the foreseeable future; on the initial recognition of non-deductible goodwill; and on the initial recognition of an asset or liability in a transaction that is not a business combination and that, at the time of the transaction, does not affect the accounting or taxable profit.

Deferred tax assets are recognised to the extent that it is probable that future taxable profits will be available against which they can be used. Deferred tax assets are reviewed at each reporting date taking into account the recoverability of the deferred tax assets, future profitability and any restrictions on use. The Group considers available evidence to assess future profitability over a reasonably foreseeable time period, depending on the circumstances and typically a minimum of five years. Any material unrecognised deferred tax assets are disclosed in Note 5.

Deferred tax is measured on an undiscounted basis, and at the tax rates that have been enacted or substantively enacted as at the balance sheet date that are expected to apply in the periods in which the asset or liability is settled. It is recognised in the income statement except when it relates to items credited or charged directly to other comprehensive income or equity, in which case the deferred tax is also recognised within other comprehensive income or equity respectively.

Deferred tax assets and liabilities are offset when they relate to income taxes levied by the same taxation authority, the Group intends to settle its current tax assets and liabilities on a net basis, offset is permissible according to the relevant jurisdiction’s tax laws and that authority permits the Group to make a single net payment.

5.1 Taxation charge attributable to the Group

	2020	2019	2018
	$ million	$ million	$ million
Current taxation:
UK corporation tax	16	27	27
Overseas tax	40	140	131
Current income tax charge	56	167	158
Adjustments in respect of prior periods	(191)	(11)	(33)
Total current taxation	(135)	156	125
Deferred taxation:
Origination and reversal of temporary differences	(49)	(9)	(3)
Changes in tax rates	(12)	3	1
Adjustments to estimated amounts arising in prior periods	(6)	(7)	(5)
Total deferred taxation	(67)	(13)	(7)
Total taxation as per the income statement	(202)	143	118
Taxation in other comprehensive income	–	(2)	(4)
Taxation in equity	4	(1)	(1)
Taxation (credit)/charge attributable to the Group	(198)	140	113

The 2020 net prior period adjustment of $197m is explained predominantly by a current tax credit resulting from the successful UK tax litigation outcome (see below), and releases of provisions following the conclusion of tax audits and other settlements. The 2019 and 2018 net prior period adjustments of $18m and $38m respectively mainly relate to the expiry of statute of limitations and tax accrual to tax return adjustments, partially offset by an increase in certain other tax provisions.

The total taxation credit as per the income statement of $202m includes a $274m net credit (2019: $68m net credit, 2018: $51m net credit) as a consequence of the successful outcome of the UK tax litigation, restructuring and rationalisation related costs, acquisitions and disposal related items, amortisation and impairment of acquisition intangibles, legal and other charges.

Factors affecting future tax charges

The Group operates in numerous tax jurisdictions around the world and is subject to factors that may affect future tax charges including transfer pricing, tax rate changes, tax legislation changes, tax authority interpretation, expiry of statute of limitations, tax litigation, and resolution of tax audits and disputes.

At any given time the Group has unagreed years outstanding in various countries and is involved in tax audits and disputes, some of which may take several years to resolve. Provisions are based on best estimates and management’s judgements concerning the likely ultimate outcome of any audit or dispute. Management considers the specific circumstances of each tax position and takes external advice, where appropriate, to assess the range of potential outcomes and estimate additional tax that may be due. Total tax liabilities include $162m (2019: $201m)  in relation to uncertain tax positions which relate to multiple issues across the jurisdictions in which the Group operates. Other payables includes $15m (2019: $17m) of other interest on these provisions. Other receivables includes $95m (2019: $21m) of tax receivables relating to payments on account and repayments due in a number of jurisdictions, principally relating to the US.

The Group believes that it has made adequate provision in respect of additional tax liabilities that may arise from unagreed years, tax audits and disputes, the majority of which relate to transfer pricing matters, as would be expected for a Group operating internationally. However, the actual liability for any particular issue may be higher or lower than the amount provided, resulting in a negative or positive effect on the tax charge in any given year. A reduction in the tax charge may also arise for other reasons such as an expiry of the relevant statute of limitations. Depending on the final outcome of certain tax audits which are currently in progress, possible statute of limitations expiry and other factors, an impact on the tax charge could arise. Whilst such an impact can vary from year to year, we believe the possibility of a material impact on the tax charge for 2021 is unlikely.

UK tax litigation

In December 2016, the Group appealed to the First Tier Tribunal against a decision by HM Revenue & Customs (HMRC) relating to the UK tax deductibility of historic foreign exchange losses totalling £675m. The decision of the First Tier Tribunal upheld the Group’s appeal.

HMRC’s subsequent appeal was heard by the Upper Tribunal in June 2018 which upheld the decision of the First Tier Tribunal. HMRC was granted leave to appeal in the Court of Appeal, which was heard in October 2019 and (following adjournment) in January 2020. In March 2020, the Court of Appeal published its decision again upholding the Group’s position. In June 2020, the Group received confirmation that HMRC had not appealed to the Supreme Court, making the Group’s right to the deductions conclusive. As a result, full benefit for these deductions has been recognised in the Group’s financial statements (no tax benefit for these losses was recognised in previous periods), within current tax, and within deferred tax to the extent that losses not yet utilised are reasonably expected to be realised in the future. In the second half of 2020 the Group has received a cash tax refund of $100m (£78m) in addition to accrued interest of $6m, in respect of tax previously overpaid; and a deferred tax asset of $42m has been recognised in respect of the losses not yet utilised. There is an unrecognised deferred tax credit of $47m in relation to losses arising from the decision which are not considered to have a realistically foreseeable potential to be utilised at the current time.

EU state aid

A factor that may have a future effect on our tax charge is the decision by the European Commission (EC), published in April 2019, that the UK CFC financing exemption (FCPE) rules between 2013 and 2018 partially constituted illegal State Aid. The UK government and many potentially affected taxpayers, including us, have applied to the Court of Justice of the European Union (CJEU) for annulment of the EC’s decision. At the EC’s request, HMRC requested, from potentially affected companies, certain information and facts in order to review whether there may be a potential liability, were the EC’s position to be upheld, to which we fully responded within HMRC’s specified timeframe. The amount of tax ultimately due, if any, will depend both on generic technical legislative interpretation and company-specific facts and circumstances. HMRC is under a legal obligation to collect potentially underpaid tax ahead of the determination of the appeals by the CJEU, and by virtue of a recent law change, any assessment raised by HMRC could be appealed but the tax charged under it could not be postponed.

As of 12 February 2021, we had received no assessment or other demand, nor any other communication from HMRC following our most recent information submission. If the EC decision were ultimately to be upheld on generic technical legislative grounds, subject to any relief based on company-specific facts and circumstances, we calculate our maximum potential liability as at 31 December 2020 to be approximately $155m. Based on current information, we do not consider it can reasonably be concluded that it is more likely than not that any liability would arise, and therefore no provision has been recognised.

Group financial statements continued

Notes to the Group accounts continued

5 Taxation continued

In 2016, the UK Government enacted legislation to reduce the main rate of UK statutory corporation tax to 19.0% from 1 April 2017 and 17.0% from 1 April 2020. On 11 March 2020, the UK Government announced that the planned corporation tax reduction to 17.0% would be postponed and the UK corporation tax rate would be maintained at 19.0% for the financial years starting 1 April 2020 and 2021. Therefore UK deferred tax has been calculated for the purposes of the 2020 financial statements based on a 19.0% rate whereas 17.0% was assumed in the 2019 financial statements.

The UK standard rate of corporation tax for 2020 is 19.0% (2019: 19.0%, 2018: 19.0%). Overseas taxation is calculated at the rates prevailing in the respective jurisdictions. The table below reconciles the expected tax charge at the UK statutory rate with the actual tax charge:

	2020	2019	2018
	$ million	$ million	$ million
Profit before taxation	246	743	781
Expected taxation at UK statutory rate of 19.0% (2019: 19.0%, 2018: 19%)	47	141	148
Differences in overseas taxation rates[1]	(37)	5	(6)
R&D credits	(9)	(8)	(6)
Tax losses and other deferred tax assets not recognised	15	–	4
Recognition of previously unrecognised tax losses[2]	(45)	(2)	(1)
Expenses not deductible for tax purposes	29	18	15
Change in tax rates	(12)	3	1
Withholding tax on unremitted earnings	7	4	1
Adjustments in respect of prior years[3]	(197)	(18)	(38)
Total taxation (credit)/charge as per the income statement	(202)	143	118

1	In 2020 this principally relates to the carry back of losses relating to non-trading items.
2	In 2020 this principally relates to the recognition of previously unrecognised brought forward losses following the successful UK tax litigation outcome.
3	The adjustments in respect of prior years are explained on page 162.

5.2 Deferred taxation

Movements in the main components of deferred tax assets and liabilities were as follows:

					Inventory,
	Accelerated		Retirement		provisions
	tax		benefit		and other
	depreciation	Intangibles	obligations	Losses	differences	Total
	$ million	$ million	$ million	$ million	$ million	$ million
At 31 December 2018	(52)	(126)	5	28	172	27
Exchange adjustment	–	(1)	–	–	–	(1)
Movement in income statement – current year	19	11	–	(19)	(2)	9
Movement in income statement – prior years	(3)	–	–	–	10	7
Movement in other comprehensive income	–	–	1	–	–	1
Movement in equity	–	–	–	–	1	1
Changes in tax rate	(1)	1	1	–	(4)	(3)
Acquisitions	–	(106)	–	37	11	(58)
At 31 December 2019	(37)	(221)	7	46	188	(17)
Exchange adjustment	–	–	2	–	8	10
Movement in income statement – current year	(23)	20	–	51	1	49
Movement in income statement – prior years	(3)	3	–	3	3	6
Movement in other comprehensive income	–	–	(4)	–	2	(2)
Movement in equity	–	–	–	–	(4)	(4)
Changes in tax rate	2	6	–	–	4	12
Acquisitions	–	(17)	–	23	1	7
At 31 December 2020	(61)	(209)	5	123	203	61

Represented by:

	2020	2019
	$ million	$ million
Deferred tax assets	202	150
Deferred tax liabilities	(141)	(167)
Net position at 31 December	61	(17)

The deferred tax asset of $203m relating to inventory, provisions and other differences includes inventory ($131m), provisions and other short-term temporary differences  ($61m)  and bad debt provisions  ($11m).

The Group has gross unused trading and non-trading tax losses of $771m (2019: $219m), the increase being mainly attributable to the successful UK tax litigation case and losses inherited from US acquisitions, and gross unused capital losses of $109m (2019: $104m), available for offset against future profits, of which $3m of trading losses will expire within five years from the balance sheet date if not utilised. A deferred tax asset of $123m (2019: $46m) has been recognised in respect of $451m (2019: $116m) of the trading and non-trading tax losses. No deferred tax asset has been recognised on the remaining unused tax losses as they are not expected to be realised in the foreseeable future.